                                   (Graphics Logo)
                             INFORMATION TECHNOLOGY INC.
                              SOFTWARE LICENSE AGREEMENT

Agreement made between Information Technology, Inc. (the Vendor"), and the "Customer" identified below.

1.  LICENSED SOFTWARE
    1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the software identified in Appendix A (the "Software") under the terms set forth in this agreement.
    1.2 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") are acknowledged by Customer to be and contain Vendor's propriety information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Software and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
    1.3 USE OF SOFTWARE. The Software may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at a single location identified in Appendix A and upon a single computer system (CPU) identified in Appendix A and may not be used upon any other computer or at any other location except as provided under Paragraph 1.4.
    1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Software at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Software at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
    1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Software may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II.  CONSIDERATION
    2.1 LICENSE FEE. In consideration of the license of the Software granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Software, data base conversion, media, transportation charges, or taxes, all of which costs and taxes shall be the obligation of Customer.
    2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:
          (A) A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.
          (B) The balance, including any applicable taxes, upon delivery of the Software by Vendor to Customer.
Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
    2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or payable, however designated, levied or based on amounts payable to Vendor hereunder or on Customer's use or possession of the Software under this agreement, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated.
    2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
    2.5 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III.  DELIVERY, TRAINING AND OPERATION
    3.1 DELIVERY. Vendor shall deliver the Software and Customer shall accept delivery of the Software at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date accepted by Vendor.
    3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Software except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.

    3.3 TRAINING. Classes in the operation of the Software are available at the offices of Vendor on a regularly scheduled basis at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of

Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.
    3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in Preparation of the Software and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
    3.5 DOCUMENTATION. Operations manuals in respect to the Software will be delivered to Customer prior to or contemporaneously with the delivery of the Software.
    3.6 RISK OF LOSS. If the Software or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Software or Documentation at no additional charge to Customer. Upon delivery in good condition of the Software and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Software Documentation.
    3.7 CONVERSION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in the conversion of Customer's files from a computer processor or in-house computer system at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred in connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in the conversion of Customer's files. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
    3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.
    3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the Software as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions; and Customer agrees that Vendor shall have no obligation or liability for said problems until it has received such documentation and details from Customer.

IV.  VENDOR'S PROPRIETARY RIGHTS
    4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however, Customer agrees that it will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing non-disclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorney's fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
    4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not(a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or in-tangible). Notwithstanding the foregoing, Customer may make and retain two (2) copies of the Software, including all enhancements and changes hereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement. Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
    4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent of intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
    4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.
    4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of this agreement or in the derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions. Customer hereby acknowledging that other remedies are inadequate.
    4.6 ACCESS TO SOURCE CODE. Vendor has deposited the Software in source code form and Documentation sufficient to facilitate maintenance, modification or correction of the Software with the custodial agent named in Appendix A. Vendor reserves the right to change said custodial agent at any time with written notification to Customer within sixty (60) days of said change. If Vendor, its successors or assigns shall cease to conduct business for any period in excess of thirty (30) days, Customer shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code form of the Software supplied under this agreement, and a single copy of the Documentation associated therewith, upon payment to the person in control of the said source code form of the Software of the reasonable cost of making each copy. The source code form of the Software supplied to Customer under this paragraph shall be subject to each and every restriction on use set forth in this agreement. Customer acknowledges that the source code form of the Software and the associated Documentation are extraordinarily valuable proprietary property of Vendor and will be guarded against unauthorized use or disclosure with great care.

V.  MAINTENANCE, ENHANCEMENTS AND WARRANTIES
    5.1 SOFTWARE WARRANTY. Vendor warrants that at delivery of the Software, the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.
    5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
    5.3  WARRANTY DISCLAIMER.  THE FOREGOING WARRANTIES ARE IN LIEU OF ALL
OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO , THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
    5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5 shall be subject to extension for successive one year warranty periods commencing on the date of the delivery of the Software. Each one year extension (the "Warranty Period") shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth (60th) day preceding the Warranty Period. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the beginning of the Warranty Period its then current annual maintenance fee.
    5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).
    5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other that Vendor without the prior specific direction or written approval of Vendor.
    5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use. THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VI.  DEFAULT
    6.1 TERMINATION. Vendor may terminate this agreement in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. Upon any termination of this agreement, Customer shall deliver to Vendor the Software, the Documentation and all copies thereof and shall also warrant in writing that all copies have returned to Vendor or destroyed.
    6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:
         (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
         (B) Any attempt to assign, sell mortgage, sublease, sublicense or otherwise convey or to disclose, except as herein expressly permitted, the Software or the Documentation;
         (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Software in favor of any person or entity other than Vendor'
         (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
         (E) Customer's breach of any of the terms of conditions of this agreement.
    6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages. This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.


VII.  GENERAL
    7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.
    7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
    7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
    7.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
    7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
    7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SOFTWARE HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
    7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.
    7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
    7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.
    7.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative.

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CUSTOMER:                              VENDOR:

            BANK OF SANTA MARIA                    INFORMATION TECHNOLOGY, INC.

Signature:  Signature Present          Signature:  Signature Present

Name:       Cheryl Dunshee             Name:       Donald F. Dillon

Title:      Senior Vice President      Title:      President

Address:    2739 Santa Maria Way       Address:    1345 Old Cheney Road
            Santa Maria, CA 93455                  Lincoln, NE 68512

Date:       5-11-94                    Date:       May 12, 1994


                                         APPENDIX A
DUE UPON EXECUTION:     Thirty Percent (30%)             LOCATION WHERE THE SOFTWARE PRODUCT(S)
                        (Under 50,000 accounts)            WILL BE USED:
COMPUTER SYSTEM (CPU):  A-11 Model E11 (A96)                        Bank of Santa Maria
                                                                    2739 Santa Maria Way
                                                                    Santa Maria, CA 93455
CUSTODIAL AGENT:   West Gate Bank
                   1204 West O Street
                   Lincoln, NE 68528

                            PRODUCT(S) AND LICENSE FEE(S)

         101-000   Central Information System
         102-000   Demand Deposit Accounting System
         103-000   Savings Accounting System
         104-000   Certificate of Deposit Accounting System
         105-000   Loan Accounting System
         106-000   Item Entry System
         151-000   General Ledger Accounting System
                                                                Package Price     $81,000
         102-103   "Express" Exception Item Processing Module                       3,355
         105-101   Automated Credit Reporting Module                                4,027
         107-000   On-Line Teller Terminal Module                                   6,414
         107-124   TTM Interface To:  B20 FSA Commercial Bank                       1,638
         108-101   Bulk Filing Module                                               6,711
         152-001   Asset Liability Management System (Single Institution)           6,711
         153-001   Bond Accounting System (Single Institution)                      5,369
         202-002   Diebold 960/9500 Controller Based Handler                        2,458
         203-001   ATM FIS Host Interface (Standard)                                4,915
         206-001   ATM PIN Encryption Interface - Atalla                            2,458
         211-000   ATM On-Line System                                               9,830
         215-120   ATM Intercept Processing Network Interface                      25,920
                    Deluxe Data Systems, Inc. Brown Deer, WI
         221-000   Data Communication File Transfer Module                          5,369

                   SUBTOTAL:                                                     $166,175
                   LESS:  Prior System Credit                                    (131,029)
                                                                                  ---------
                   TOTAL:                                                       $  35,146


                                   (Graphics Logo)
                             INFORMATION TECHNOLOGY INC.
                              SOFTWARE LICENSE AGREEMENT

Agreement made between Information Technology, Inc. (the Vendor"), and the "Customer" identified below.

1.  LICENSED SOFTWARE
    1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the software identified in Appendix A (the "Software") under the terms set forth in this agreement.
    1.2 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") are acknowledged by Customer to be and contain Vendor's propriety information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Software and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
    1.3 USE OF SOFTWARE. The Software may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at a single location identified in Appendix A and upon a single computer system (CPU) identified in Appendix A and may not be used upon any other computer or at any other location except as provided under Paragraph 1.4.
    1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Software at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Software at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
    1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Software may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II.  CONSIDERATION
    2.1 LICENSE FEE. In consideration of the license of the Software granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Software, data base conversion, media, transportation charges, or taxes, all of which costs and taxes shall be the obligation of Customer.
    2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:
                   (A) A percentage of the license fee, as specified in Appendix A, upon execution of this license agreement by Customer.
                   (B) The balance, including any applicable taxes, upon delivery of the Software by Vendor to Customer.
Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
    2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or payable, however designated, levied or based on amounts payable to Vendor hereunder or on Customer's use or possession of the Software under this agreement, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated.
    2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
    2.5 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III.  DELIVERY, TRAINING AND OPERATION
    3.1 DELIVERY. Vendor shall deliver the Software and Customer shall accept delivery of the Software at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date accepted by Vendor.
    3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Software except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.
    3.3 TRAINING. Classes in the operation of the Software are available at the offices of Vendor on a regularly scheduled basis at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of Customer in connection with such training shall be borne by

Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.
    3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in Preparation of the Software and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
    3.5 DOCUMENTATION. Operations manuals in respect to the Software will be delivered to Customer prior to or contemporaneously with the delivery of the Software.
    3.6 RISK OF LOSS. If the Software or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Software or Documentation at no additional charge to Customer. Upon delivery in good condition of the Software and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Software Documentation.
    3.7 CONVERSION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in the conversion of Customer's files from a computer processor or in-house computer system at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred in connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in the conversion of Customer's files. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
    3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.
    3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the Software as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions; and Customer agrees that Vendor shall have no obligation or liability for said problems until it has received such documentation and details from Customer.

IV.  VENDOR'S PROPRIETARY RIGHTS
    4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however, Customer agrees that it will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing non-disclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorney's fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
    4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not(a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or in-tangible). Notwithstanding the foregoing, Customer may make and retain two (2) copies of the Software, including all enhancements and changes hereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement. Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
    4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent of intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
    4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.
    4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of this agreement or in the derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions. Customer hereby acknowledging that other remedies are inadequate.

    4.6 ACCESS TO SOURCE CODE. Vendor has deposited the Software in source code form and Documentation sufficient to facilitate maintenance, modification or correction of the Software with the custodial agent named in Appendix A. Vendor reserves the right to change said custodial agent at any time with written notification to Customer within sixty (60) days of said change. If Vendor, its successors or assigns shall cease to conduct business for any period in excess of thirty (30) days, Customer shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code form of the Software supplied under this agreement, and a single copy of the Documentation associated therewith, upon payment to the person in control of the said source code form of the Software of the reasonable cost of making each copy. The source code form of the Software supplied to Customer under this paragraph shall be subject to each and every restriction on use set forth in this agreement. Customer acknowledges that the source code form of the Software and the associated Documentation are extraordinarily valuable proprietary property of Vendor and will be guarded against unauthorized use or disclosure with great care.

V.  MAINTENANCE, ENHANCEMENTS AND WARRANTIES
    5.1 SOFTWARE WARRANTY. Vendor warrants that at delivery of the Software, the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.
    5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
    5.3  WARRANTY DISCLAIMER.  THE FOREGOING WARRANTIES ARE IN LIEU OF ALL
OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO , THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
    5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5 shall be subject to extension for successive one year warranty periods commencing on the date of the delivery of the Software. Each one year extension (the "Warranty Period") shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth (60th) day preceding the Warranty Period. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the beginning of the Warranty Period its then current annual maintenance fee.
    5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).
    5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other that Vendor without the prior specific direction or written approval of Vendor.
    5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use. THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VI.  DEFAULT
    6.1 TERMINATION. Vendor may terminate this agreement in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. Upon any termination of this agreement, Customer shall deliver to Vendor the Software, the Documentation and all copies thereof and shall also warrant in writing that all copies have returned to Vendor or destroyed.
    6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:
         (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
         (B) Any attempt to assign, sell mortgage, sublease, sublicense or otherwise convey or to disclose, except as herein expressly permitted, the Software or the Documentation;
         (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Software in favor of any person or entity other than Vendor'
         (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
         (E) Customer's breach of any of the terms of conditions of this agreement.
    6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages. This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VII.  GENERAL
    7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.
    7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
    7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
    7.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
    7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
    7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SOFTWARE HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
    7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.
    7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
    7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.
    7.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative.

CUSTOMER:                                VENDOR:

            BANK OF SANTA MARIA                     INFORMATION TECHNOLOGY, INC.

Signature:  Signature Present            Signature: Signature Present

Name:       Cheryl Dunshee               Name:      Donald F. Dillon

Title:      Senior Vice President        Title:     President

Address:    2739 Santa Maria Way         Address:   1345 Old Cheney Road
            Santa Maria, CA 93455                   Lincoln, NE 68512

Date:       5-11-94                      Date:      May 12, 1994




                                      APPENDIX A

DUE UPON EXECUTION:  Thirty Percent (30%)      LOCATION WHERE THE SOFTWARE
                     (Under 50,000 accounts)   PRODUCT(S) WILL BE USED:
COMPUTER SYSTEM (CPU):  A-11 Model E11 (A96)           Bank of Santa Maria
                                                       2739 Santa Maria Way
                                                       Santa Maria, CA 93455
CUSTODIAL AGENT:        West Gate Bank
                        1204 West O Street
                        Lincoln, NE 68528

                       SOFTWARE PRODUCT(S) AND LICENSE FEE(S):

         320-000   Currency Transaction System                         $2,517
         350-000   Check Reconciliation System                          6,711
         391-001   Federal Call Reporting System (Single Institution)   3,146
         400-000   Fixed Assets System                                  5,369
         702-000   Accounts Payable System                              4,404
                                                                     --------
                   SUBTOTAL:                                           22,147

                   LESS:  Prior System Credit                         (13,659)
                                                                     --------
                   TOTAL:                                            $  8,488

                                   (Graphics Logo)
                             INFORMATION TECHNOLOGY INC.
                              SOFTWARE LICENSE AGREEMENT

Agreement made between Information Technology, Inc. (the Vendor"), and the "Customer" identified below.

1.  LICENSED SOFTWARE
    1.1 LICENSE. Vendor grants to Customer and Customer accepts from Vendor a nonexclusive and nontransferable license to use the software identified in Appendix A (the "Software") under the terms set forth in this agreement.
    1.2 PROPRIETARY NATURE OF SOFTWARE AND TITLE. The Software and any operations manuals, instructions, and other documents or written materials provided to Customer as instruction in the use of the Software (the "Documentation") are acknowledged by Customer to be and contain Vendor's propriety information and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented, acknowledged to be protected by civil and criminal law, and acknowledged to be of great value to Vendor. Except as specifically licensed under this agreement, title and all ownership rights to the Software and the Documentation remain with Vendor. Customer shall retain or affix such evidences of ownership and proprietary notices as Vendor may reasonably request. This paragraph shall survive the term or termination of this agreement.
    1.3 USE OF SOFTWARE. The Software may be used only for, by and on behalf of Customer and only in connection with Customer's business operations. This license is granted only for use at a single location identified in Appendix A and upon a single computer system (CPU) identified in Appendix A and may not be used upon any other computer or at any other location except as provided under Paragraph 1.4.
    1.4 BACKUP AND EMERGENCY USE. In the event Customer is unable to use the Software at the location identified in Appendix A due to an emergency, or to test emergency procedures, Vendor grants to Customer the right to use the Software at a location other than the location defined in Appendix A. Any such use shall be subject to all other restrictions of this agreement and shall continue only so long as the condition giving rise to such use continues. Prior to commencing such use, if possible, and in any event within forty eight (48) hours of such use, Customer shall give Vendor written notice of the circumstance, location and the expected length of such use. Failure to give notice shall nullify Customer's right of emergency use, as herein granted.
    1.5 ASSIGNMENT. Customer rights under this agreement and in and to the Software may not be assigned, licensed, sublicensed, pledged, or otherwise transferred voluntarily, by operation of law or otherwise without Vendor's prior written consent, and any such prohibited assignment shall be null and void.

II.  CONSIDERATION
    2.1 LICENSE FEE. In consideration of the license of the Software granted under this agreement, Customer shall pay to Vendor the license fee specified in Appendix A. Such license fee does not include, except as expressly provided in this agreement or Appendix A hereto, installation or maintenance of the Software, data base conversion, media, transportation charges, or taxes, all of which costs and taxes shall be the obligation of Customer.
    2.2 MANNER OF PAYMENT. The license fee listed in Appendix A shall be payable in the following manner:
                   (A)  A percentage of the license fee, as     specified in
    Appendix A, upon execution of this license   agreement by Customer.
                   (B)  The balance, including any applicable   taxes, upon
    delivery of the Software by Vendor to   Customer.
Invoices respecting the license fee shall be rendered in accordance with the above payment schedule and are payable to Vendor at Vendor's address set forth below within ten (10) days of receipt.
    2.3 TAXES. In addition to the license fee payable hereunder, Customer shall pay all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or payable, however designated, levied or based on amounts payable to Vendor hereunder or on Customer's use or possession of the Software under this agreement, but exclusive of federal, state and local taxes based on Vendor's net income. Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for customs duties or taxes, however designated.
    2.4 CURRENCY. The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.
    2.5 SECURITY. Vendor reserves and Customer grants to Vendor a security interest in the rights of Customer for use of the Software and in the Documentation as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the license fee set forth in Appendix A. A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor's security interest granted pursuant to the provisions of this paragraph.

III.  DELIVERY, TRAINING AND OPERATION
    3.1 DELIVERY. Vendor shall deliver the Software and Customer shall accept delivery of the Software at Customer's address set forth below. Unless delayed, as hereinafter provided for, delivery shall be completed within one (1) year of the date accepted by Vendor.
    3.2 DELIVERY DELAYS. In the event Customer requests delay of delivery, Vendor shall not be obligated to effect delivery of the Software except upon thirty (30) days written notice by Customer to Vendor. If delay in delivery is due to any cause beyond the control of Vendor, the date upon which delivery is to be completed shall be extended by the number of days of such delay.

    3.3 TRAINING. Classes in the operation of the Software are available at the offices of Vendor on a regularly scheduled basis at Vendor's normal rates with respect thereto. All travel, meal and lodging expenses of

Customer in connection with such training shall be borne by Customer. On-site training or assistance will be available solely at Vendor's discretion and will be charged to Customer at Vendor's normal rates together with reasonable expenses for travel, meals, lodging and local transportation.
    3.4 ASSISTANCE BY CUSTOMER. Customer shall provide reasonable assistance and cooperation to Vendor in Preparation of the Software and the delivery or installation thereof. Such assistance and cooperation shall include, as appropriate, reasonable access to Customer's facility and to Customer's records, as necessary.
    3.5 DOCUMENTATION. Operations manuals in respect to the Software will be delivered to Customer prior to or contemporaneously with the delivery of the Software.
    3.6 RISK OF LOSS. If the Software or the Documentation is lost or damaged, in whole or in part, during shipment, Vendor will replace said Software or Documentation at no additional charge to Customer. Upon delivery in good condition of the Software and the Documentation, Customer shall be responsible therefor and bear the risk of loss for said Software Documentation.
    3.7 CONVERSION ASSISTANCE. Vendor may, at its sole discretion, assist Customer in the conversion of Customer's files from a computer processor or in-house computer system at Vendor's normal charges for such assistance. Expenses, including but not limited to computer time, travel, meals, lodging and local transportation incurred in connection therewith, shall be borne by Customer. In no event shall Vendor be liable to Customer for loss of profits, consequential, incidental, indirect or special damages arising from Vendor's efforts to assist in the conversion of Customer's files. Vendor agrees to treat Customer's confidential business with the same security as it would its own.
    3.8 OPERATION. Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Software, including but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use. Vendor shall have no responsibility or liability for Customer's selection or use of the Software or any associated equipment.
    3.9 CUSTOMER OBLIGATIONS. In order to maintain the continuing integrity and proper operation of the Software, Customer agrees to implement, in the manner instructed by Vendor, each error correction and each enhancement and improvement provided to Customer by Vendor. Customer's failure to do so shall relieve Vendor of any responsibility or liability whatsoever for any failure or malfunction of the Software as modified by a subsequent correction or improvement, but in no such event shall Customer be relieved of the responsibility for payment of fees and charges otherwise properly invoiced during the term hereof. If requested by Vendor, Customer agrees to provide written documentation and details to Vendor to substantiate problems and to assist Vendor in the identification and detection of problems, errors and malfunctions; and Customer agrees that Vendor shall have no obligation or liability for said problems until it has received such documentation and details from Customer.

IV.  VENDOR'S PROPRIETARY RIGHTS
    4.1 NON-DISCLOSURE. Customer shall take all reasonable steps necessary to ensure that neither the Software nor the Documentation, nor any portion thereof, on magnetic tape or disk or in any other form, is made available or disclosed by Customer or any of its agents or employees to any other person, firm or corporation. Customer may disclose relevant aspects of the Software and Documentation to its employees and agents to the extent such disclosure is reasonably necessary to Customer's use of the Software, provided, however, Customer agrees that it will cause all persons permitted such access to the Software and the Documentation to observe and perform the foregoing non-disclosure covenant, and that it will advise Vendor of the procedures employed for this purpose. Customer shall hold Vendor harmless against any loss, cost, expense, claim or liability, including reasonable attorney's fees, resulting from Customer's breach of this non-disclosure obligation. This paragraph shall survive the term or termination of this agreement.
    4.2 COPIES. Customer agrees that while the Software and the Documentation are in its custody and possession, it will not(a) copy or duplicate or permit anyone else to copy or duplicate any of the Software, Documentation or information furnished by Vendor, or (b) create or attempt to create, or permit others to create or attempt to create, by reverse engineering or otherwise, the source programs or any part thereof from the object program for the Software, the Documentation or other information made available under this agreement or otherwise, (whether oral, written, tangible or in-tangible). Notwithstanding the foregoing, Customer may make and retain two (2) copies of the Software, including all enhancements and changes hereto, only for use in emergencies or to test emergency procedures and may copy for its own use and at its own expense the Documentation, but shall advise Vendor of the specific item copied, the number of copies made and their distribution. The original and any copies in whole or in part of the Software or Documentation which are made pursuant to this provision shall be the exclusive property of Vendor and shall be fully subject to the provisions of this agreement. Customer agrees to retain or place Vendor's proprietary notice on any copies or partial copies made pursuant to this provision.
    4.3 UNAUTHORIZED ACTS. Customer agrees to notify Vendor immediately of the unauthorized possession, use, or knowledge of the Software, Documentation or any information made available to Customer pursuant to this agreement, by any person or organization not authorized by this agreement to have such possession, use or knowledge. Customer will, thereafter, fully cooperate with Vendor in the protection and redress of Vendor's proprietary rights. Customer's compliance with this paragraph shall not, however, be construed in any way as a waiver of Vendor's rights against Customer for Customer's negligent of intentional harm to Vendor's proprietary rights, or for breach of Vendor's contractual rights.
    4.4 INSPECTION. To assist Vendor in the protection of its proprietary rights, Customer shall permit representatives of Vendor to inspect the Software and Documentation and their use, including inspection of any location in which they are being used or kept at all reasonable times.
    4.5 INJUNCTIVE RELIEF. If Customer attempts to use, copy, license, sublicense, sell or otherwise convey or to disclose the Software or Documentation, in any manner contrary to the terms of this agreement or in the derogation of Vendor's proprietary rights, whether such rights are explicitly herein stated, determined by law or otherwise, Vendor shall have, in addition to any other remedies available to it, the right to injunctive relief enjoining such actions. Customer hereby acknowledging that other remedies are inadequate.
    4.6 ACCESS TO SOURCE CODE. Vendor has deposited the Software in source code form and Documentation sufficient to facilitate maintenance, modification or correction of the Software with the custodial agent named in Appendix A. Vendor reserves the right to change said custodial agent at any time with written notification to Customer within sixty (60) days of said change. If Vendor, its successors or assigns shall cease to conduct business for any period in excess of thirty (30) days, Customer shall have the right to obtain, for its own and sole use only, a single copy of the then current version of the source code form of the Software supplied under this agreement, and a single copy of the Documentation associated therewith, upon payment to the person in control of the said source code form of the Software of the reasonable cost of making each copy. The source code form of the Software supplied to Customer under this paragraph shall be subject to each and every restriction on use set forth in this agreement. Customer acknowledges that the source code form of the Software and the associated Documentation are extraordinarily valuable proprietary property of Vendor and will be guarded against unauthorized use or disclosure with great care.

V.  MAINTENANCE, ENHANCEMENTS AND WARRANTIES
    5.1 SOFTWARE WARRANTY. Vendor warrants that at delivery of the Software, the Software will perform in accordance with the then current Documentation provided Customer, and further warrants that it has the right to authorize the use of the Software under this agreement. Vendor's obligation and liability under this paragraph shall, however, be limited to the replacement and correction of the Software so that it will so perform, or to obtaining any authorization necessary to make effective the grant of license to Customer of the use of the Software.
    5.2 PATENT INFRINGEMENTS. Vendor shall hold harmless and defend Customer from any claim or any suit based on any claim that the use of the Software by Customer under this agreement infringes on any patent, copyright, trademark, or other proprietary right of any third party, provided that Customer gives Vendor prompt and written notice of any such claim or suit and permits Vendor to control the defense thereof.
    5.3  WARRANTY DISCLAIMER.  THE FOREGOING WARRANTIES ARE IN LIEU OF ALL
OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO , THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
    5.4 RENEWAL OF WARRANTIES. Unless sooner terminated pursuant to the provisions of paragraph 5.6, the warranties granted by paragraphs 5.1 and 5.2 (subject, however, to all limitations and disclaimers contained within this agreement) and the right to any enhancements or corrections developed by Vendor under paragraph 5.5 shall be subject to extension for successive one year warranty periods commencing on the date of the delivery of the Software. Each one year extension (the "Warranty Period") shall be deemed to automatically occur unless notice is given by either Customer or Vendor of an election not to so extend, such notice to be given on or prior to the sixtieth (60th) day preceding the Warranty Period. Any such extension shall in no event be effective unless Customer shall have paid to Vendor on or prior to the beginning of the Warranty Period its then current annual maintenance fee.
    5.5 ENHANCEMENTS AND CHANGES. Vendor shall provide Customer with all enhancements and changes to the Software designed or developed by Vendor and released to its other customers during the Warranty Period. Any change or enhancement to the Software, whether developed or designed by Vendor or by Customer shall be and remain the property of Vendor, provided, however, that Customer shall be entitled to a perpetual license without additional license fee of any enhancements or corrections developed by Customer. Vendor reserves the right to make changes in operating procedures, program language, file structures, access techniques, general purpose programs, data storage requirements, input and output formats, types of hardware supported, throughput, and other related programming and documentation improvements required to maintain the Software current. As part of these services, Vendor will provide Customer the changes with written instructions concerning implementation. It is understood and agreed that Vendor provision of improvements and enhancements under this paragraph does not include providing to Customer a new set of software which may result from rewriting the Software. Vendor alone shall determine whether the work product of Vendor constitutes new software as a result of a complete rewrite (which is not provided to Customer hereunder) or an improvement or enhancement of the Software (which will be provided to Customer).
    5.6 TERMINATION OF WARRANTIES. The warranties expressed in paragraphs 5.1 and 5.2 and Customer's rights under paragraph 5.5 shall immediately terminate if the Software is revised, changed, enhanced, modified or maintained by any one other that Vendor without the prior specific direction or written approval of Vendor.
    5.7 LIMITATION OF LIABILITY. Customer expressly agrees that Vendor's responsibilities in the event of its breach of the warranties contained in paragraphs 5.1 and 5.2 are as set forth in said paragraphs. Vendor's liability for damages, including but not limited to liability for patent or copyright infringement, regardless of the form of action, shall not exceed the license fee set forth in Appendix A to this agreement and shall arise only if the remedies provided in paragraphs 5.1 and 5.2 are not fulfilled by Vendor. Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party, except a claim for patent or copyright infringement as provided herein. IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No action, regardless of form, arising out of this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment. No action by Vendor for wrongful disclosure or use of the Software or Documentation shall be deemed to have accrued until Vendor receives actual notice of such wrongful disclosure or use. THE CUSTOMER'S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VI.  DEFAULT
    6.1 TERMINATION. Vendor may terminate this agreement in the event of a default by Customer unless Customer shall have cured the event of default, as hereinafter defined, within twenty (20) days after notice of such event of default given by Vendor to Customer. Upon any termination of this agreement, Customer shall deliver to Vendor the Software, the Documentation and all copies thereof and shall also warrant in writing that all copies have returned to Vendor or destroyed.
    6.2 EVENTS OF DEFAULT. An event of default is defined as any of the following:
         (A) Customer's failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;
         (B) Any attempt to assign, sell mortgage, sublease, sublicense or otherwise convey or to disclose, except as herein expressly permitted, the Software or the Documentation;
         (C) Causing or permitting any encumbrance, of any nature whatsoever to attach to Customer's interest in the Software in favor of any person or entity other than Vendor'
         (D) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or
         (E) Customer's breach of any of the terms of conditions of this agreement.
    6.3 DAMAGES. Upon the occurrence of an event of default without cure within the period of time above-provided, all license or other fees payable to Vendor under this agreement shall without notice or demand by Vendor become immediately due and payable as liquidated damages. This provision for liquidated damages shall not be regarded as a waiver by Vendor of any other rights to which it may be entitled in the event of Customer's default, but rather, such remedy shall be an addition to any other remedy lawfully available to Vendor.

VII.  GENERAL
    7.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.
    7.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, acts of war or intervention by any governmental authority, and each party shall take steps to minimize any such delay.
    7.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.
    7.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.
    7.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail. Any such notice shall be deemed given on the date of deposit in the mail.
    7.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE. IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE SOFTWARE HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER'S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.
    7.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.
    7.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska. In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state. Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.
    7.9 ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.
    7.10 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative.

CUSTOMER:                                    VENDOR:

        BANK OF SANTA MARIA                         INFORMATION TECHNOLOGY, INC.

Signature:  Signature Present                Signature:  Signature Present

Name:       Cheryl Dunshee                   Name:       Donald F. Dillon

Title:      Senior Vice President            Title:      President

Address:    2739 Santa Maria Way             Address:    1345 Old Cheney Road
            Santa Maria, CA 93455                        Lincoln, NE 68512

Date:       5-11-94                          Date:       May 12, 1994




                                      APPENDIX A

DUE UPON EXECUTION:  Thirty Percent (30%) LOCATION WHERE THE SOFTWARE PRODUCT(S)
                    (Under 50,000 accounts) WILL BE USED:
COMPUTER SYSTEM (CPU):  A-11 Model E11 (A96)   Bank of Santa Maria
                                               2739 Santa Maria Way
                                               Santa Maria, CA 93455
CUSTODIAL AGENT:        West Gate Bank
                        1204 West O Street
                        Lincoln, NE 68528




                            PRODUCT(S) AND LICENSE FEE(S):


         106-102   DP1000/1800 Item Processing Module                  $9,667
         108-108   DP1000/1800 Bulk Filing Module Interface             4,770
         109-001   DP1000/1800 Directed Fine Sort Module                6,750
         107-109   B20 FSA Commercial Bank Transaction Set (Level 2.X)  5,243
         509-155   FSA Per Workstation Fee (155 @ $440)                68,200


                   SUBTOTAL:                                           94,630

                   LESS:  Prior System Credit                         (74,348)

                   TOTAL:                                             $20,282